UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2009

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 28, 2009, Cytokinetics, Incorporated (the "Company") issued a press release announcing its results for the third quarter ended September 30, 2009. A copy of the press release, excluding its discussion of the use of non-GAAP financial measures and its schedule entitled "Reconciliation of GAAP amounts to non-GAAP amounts", is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this item 2.02.

To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (GAAP) basis, the issued release contains a schedule of non-GAAP financial measures, which is being furnished separately as Exhibit 99.2 to this Current Report. As discussed in the release, these measures are not in accordance with GAAP, are not an alternative for GAAP, and may be different from non-GAAP financial measures used by other companies. Among the items included in the Company’s GAAP earnings but excluded for purposes of determining non-GAAP net income that the Company presents are: the recognition of the deferred revenue associated with Amgen’s 2006 non-exclusive license and technology access fee under the parties’ collaboration and option agreement, the non-cash fair value expense related to the warrants associated with the Company’s May 2009 registered direct financing, employee stock-based compensation, and depreciation, amortization, and other. The Company believes the presentation of non-GAAP financial measures provides useful information to management and investors regarding various financial and business trends relating to its financial condition and results of operations, and that when GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among the primary indicators the Company uses as a basis for evaluating performance, allocating resources, and planning and forecasting future periods.

A copy of the portion of the release entitled "Use of Non-GAAP Financial Measures" and the schedule entitled "Reconciliation of GAAP amounts to non-GAAP amounts" is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this item 2.02. Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No. Description
----------------------------------
99.1 Press Release, dated October 28, 2009.

The following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No. Description
----------------------------------
99.2 Reconciliation of GAAP amounts to non-GAAP amounts; Use of Non-GAAP Financial Measures.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

October 28, 2009	By:	/s/ Sharon A. Barbari

Name: Sharon A. Barbari
Title: Executive Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 28, 2009
99.2	Reconciliation of GAAP amounts to non-GAAP amounts; Use of Non-GAAP Financial Measures